Mondelēz International CAGNY Conference February 16, 2016 Exhibit 99.2

Irene Rosenfeld Chairman and CEO

This presentation contains a number of forward-looking statements. Words, and variations of words, such as “will,” “expect,” “intend,” “believe,” “should,” “deliver,” “drive,” “potential,” “opportunity,” “target,” “outlook” and similar expressions are intended to identify our forward-looking statements, including, but not limited to, statements about: our future performance, including our future revenue growth, earnings per share, margins, taxes and cash flow; category growth; growth in emerging markets; macroeconomic conditions; investments; revenue management actions, including trade spending optimization and elimination of low margin and underperforming SKUs; our supply chain transformation; overheads; cost reduction initiatives; shared services; revenue mix; productivity; A&C spending; volume/mix growth; pricing; share performance; restructuring costs; capital expenditures; working capital; our cash conversion cycle; commodities inflation and currency impacts; SG&A expenses; share repurchases; dividends; shareholder returns; and our Outlook, including 2016 Organic Net Revenue growth, Adjusted Operating Income margin, Adjusted EPS and Free Cash Flow excluding items and 2018 Adjusted Gross Profit margin and Adjusted Operating Income margin. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those indicated in our forward-looking statements. Such factors include, but are not limited to, risks from operating globally including in emerging markets; changes in currency exchange rates, controls and restrictions; continued volatility of commodity and other input costs; weakness in economic conditions; weakness in consumer spending; pricing actions; unanticipated disruptions to our business; competition; our global workforce; the restructuring program and our other transformation initiatives not yielding the anticipated benefits; changes in the assumptions on which the restructuring program is based; and tax law changes. Please also see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our most recently filed Annual Report on Form 10-K. Mondelēz International disclaims and does not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation. Forward-looking statements

We start with an advantaged platform Focused Snacks Portfolio Leading Snack Shares Favorite Snacks Brands Strong Routes-to- Market Advantaged Geographic Footprint World-Class Talent & Capabilities

Snacks are growing around the world $1.2 trillion global snacking market1 High margin Expandable consumption Grows with GDP in emerging markets Source: Euromonitor.

Biscuits #1 Chocolate #1 Leading positions in fast-growing snacks categories $27B in pro forma Adjusted Net Revenues in 20151 Snacks 85% Beverages 6% Cheese & Grocery 9% Gum #2 Candy #1 Global Market Share Ranking2 Pro forma Adjusted Net Revenues exclude Venezuela operations. See Form 8-K dated February 3, 2016. See GAAP to Non-GAAP reconciliations at the end of this presentation. Source: Euromonitor.

Favorite brands in each snacks category

Advantaged global footprint $27B in pro forma Adjusted Net Revenues in 20151 Emerging Markets 37% Developed Markets 63% Latin America 14% Asia Pacific 16% EEMEA 10% Europe 34% North America 26% Pro forma Adjusted Net Revenues exclude Venezuela operations. See Form 8-K dated February 3, 2016. See GAAP to Non-GAAP reconciliations at the end of this presentation.

One of few industry players positioned to deliver sustainable top and bottom-line growth Grow Revenue … at or above category growth rates Expand Margins … by reducing supply chain and overhead costs Top-Tier Shareholder Returns

Focused on what we can control to deliver top-tier performance Areas of Focus Focus our portfolio on snacks Pure-play coffee transaction Bolt-on acquisitions for capability/footprint Revenue management Focus on Power Brands Eliminate underperforming SKUs Optimize trade support ~85% of revenue from snacks Impact on Results

Focusing on Power Brands to drive profitable growth $27B in pro forma Adjusted Net Revenues in 20151 Power Brands 68% Non-Power Brands 32% Highest growth potential Grew 2x faster than overall company2 More profitable Operating income margins +100-200 bps vs. non-Power Brands Command 80%+ of A&C support Expect to be ~90% by 2018 Focal point for global innovation platforms Pro forma Adjusted Net Revenues exclude Venezuela operations. See Form 8-K dated February 3, 2016. See GAAP to Non-GAAP reconciliations at the end of this presentation. Pro forma excluding Venezuela.

Short-term focus on eliminating underperforming SKUs $27B in pro forma Adjusted Net Revenues in 20151 Strengthens revenue mix and improves margin Enables supply chain simplification Expect much smaller impact on growth going forward Pro forma Adjusted Net Revenues exclude Venezuela operations. See Form 8-K dated February 3, 2016. See GAAP to Non-GAAP reconciliations at the end of this presentation. Power Brands 68% Non-Power Brands 32%

Optimizing trade support Focus on increasing ROI of trade and promotional support Pacing driven by impact on volume/mix, share and customer relationships Short-term headwind to revenue growth, but accretive to margins 2015 Initiatives Longer Term Near Term Standardize KPIs, analytical tools and add resources Develop global playbook Targeted actions in 2016 Global process & tools Manage revenue impacts within growth algorithm

Focused on what we can control to deliver top-tier performance Areas of Focus Impact on Results Improve our margins by reducing costs Supply chain reinvention Improve mix / simplify portfolio Overhead reduction Top-tier margin expansion Focus our portfolio on snacks Pure-play coffee transaction Bolt-on acquisitions for capability/footprint Revenue management ~85% of revenue from snacks Invest to accelerate growth Increase high ROI A&C Expand RTM Address consumer needs Supporting sustained growth

Delivered strong performance in 2015

Grow Revenue

- Organic Net Revenue growth +1.4%[1]
- Power Brand growth +3.0%[1]
- A&C investment +60bps to ~9%

Expand Margins

- Adj. GM Margin +260bps[1]
- Adj. OI Margin +150bps[1]
- Net Productivity +3.5%

Adj. EPS Growth 13.5%[1] (cst FX)
FCF $2.0B[1]
Returned to shareholders $4.6B

1. Results are pro forma. Pro forma results exclude Venezuela operations. See Form 8-K dated February 3, 2016. See GAAP to Non-GAAP reconciliations at the end of this presentation.

Mondelēz International 16

Building top-line momentum throughout 2015 2015 Pro Forma Organic Net Revenue Growth1 2015 Snacks Share Performance2,3 Pro forma Organic Net Revenue growth excludes Venezuela operations. See Form 8-K dated February 3, 2016. See GAAP to Non-GAAP reconciliations at the end of this presentation. Share Performance based on available Nielsen Global Data through December 2015 for measured channels in key markets where the company competes. Share Performance defined as percentage of revenues with share either increasing or holding versus the same prior year period. Snacks share combines biscuits, chocolate, gum and candy categories. Excludes Venezuela.

Delivered top-tier performance versus peers

2015[1,2]				
	Organic Revenue Growth	Adjusted Gross Margin Expansion	Adjusted Operating Income Margin Expansion	Adjusted Eps Growth (Constant FX)
1	Company A	**Mondelēz International**	Company J	Company G
2	Company H	Company C	Company L	Company H
3	Company I	Company J	**Mondelēz International**	Company L
4	Company D	Company H	Company H	Company J
5	Company E	Company F	Company G	**Mondelēz International**
6	Company F	Company L	Company B	Company D
7	**Mondelēz International**	Company I	Company A	Company F
8	Company G	Company D	Company F	Company A
9	Company H	Company G	Company I	Company C
10	Company I	Company K	Company D	Company B
11	Company J	Company A	Company C	Company E
12	Company K	Company E	Company E	Company K
13	Company L	Company B	Company K	Company I

1. Source: Peer company reports and Mondelēz International estimates. Based on fiscal year 2015 results, as reported by peer companies through February 12, 2016, otherwise Q3 YTD.
2. Mondelēz International results are pro forma. Pro forma results exclude Venezuela operations. See Form 8-K dated February 3, 2016. See GAAP to Non-GAAP reconciliations at the end of this presentation.
3. Companies include: Campbell Soup, Coca-Cola, Colgate, Danone, General Mills, Hershey, Kellogg, Kraft Heinz, PepsiCo, Procter & Gamble, Nestle and Unilever.

Mondelēz International

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Different focus for developed vs. emerging markets

	Developed Markets (63% of Revenue[1])	Emerging Markets (37% of Revenue[1])
Focus	Prioritize margin expansion while delivering moderate revenue growth	Drive strong top-line while expanding margins
2013-15 Pro Forma Organic Net Revenue Growth	~(1)%	~5%
2013-15 Pro Forma Adjusted OI Margin[2]	Up ~350 bps[2]	Up ~75 bps[2]

1. Pro forma results exclude Venezuela operations. See Form 8-K dated February 3, 2016. See GAAP to Non-GAAP reconciliations at the end of this presentation.
2. For the purpose of this chart, with respect to the change in Adjusted Operating Income margin, Developed Markets reflects the North America and Europe regions, and Emerging Markets reflects the Latin America, Asia Pacific and EEMEA regions. See GAAP to Non-GAAP reconciliations at the end of this presentation

Mondelēz International

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Developed markets stabilizing Expecting positive volume/mix in 2016 Developed Markets Organic Net Revenue Growth Drivers Price Vol/Mix +3pp (3)pp 350+bps1 Adj. OI Margin Improvement For the purpose of this chart, with respect to the change in Adjusted Operating Income margin, Developed Markets reflects the North America and Europe regions.  See GAAP to Non-GAAP reconciliations at the end of this presentation.

Developed market example: UK Chocolate Source: ACNielsen. Protecting & Strengthening a Leading Franchise Priced to recover cocoa-driven inflation Volume/mix-driven growth in H2’15 Stepped-up A&C and innovation Narrowed price gaps Gained share in H2’15 Organic Net Revenue Growth Gross Margin (low-to-mid single digit) mid single digit 500+ bps

Developed market example: U.S. Biscuits Accelerating Growth and Expanding Margins Delayed investment in H1’15 until new capacity on stream Accelerated growth in H2’15 Stepped-up A&C Strong innovation with Oreo Thins and belVita Bites Volume/mix-driven growth Gained share in H2’15 Organic Net Revenue Growth Gross Margin 2X 100+ bps

Emerging markets remain challenged, largely due to Brazil and Russia Emerging Markets: Pro Forma Organic Net Revenue Growth Drivers Price Vol/Mix +10pp (10)pp Expecting positive volume/mix in 2016, excluding Russia and Brazil

Emerging market example: Russia Chocolate Source: ACNielsen. Gross Margin ~300 bps Outstanding Execution in Very Volatile Environment Sharp and rapid devaluation of the Russian ruble beginning Q4 2014 Protected gross profit margin with price and productivity Implemented 3 price increases in 2015 Maintained market share Increased A&C to build brand equity Market Share flat

Emerging market example: India Chocolate Organic Net Revenue Growth Executed Significant Pricing to Protect/Improve Margins Leading market share (~65%) with iconic brands Double-digit price increase in H1’15 to recover commodity- and currency-driven inflation Significantly expanded gross margin Improvement in H2’15 with increased A&C support, consumer acceptance of price increases and innovation Volume/mix driven growth in H2’15 Strong consumption growth in Q4’15 Gross Margin 600+ bps high single digit mid single digit

Increasingly challenging environment Source: International Monetary Fund. Source: ACNielsen. Weaker Economic Growth Slowing Snacks Category Emerging Markets GDP Growth1 Global Snacks Category Growth2

Increasingly challenging environment Source: FactSet. Volatile Commodities Challenging Currencies Cocoa Price Index1 Currency Index vs. USD1 Dec. 31, 2012 =100 Dec. 31, 2012 =100 Euro Real Ruble

2016 Framework Build on strong 2015 and solid momentum exiting year Price to protect gross margin and offset inflation Distort investments to Power Brands Enhance revenue mix Maintain prudent outlook given challenging environment

2016 Outlook Organic Net Revenue Growth At least 2% Adjusted OI Margin 15%-16% Up ~200bps Underlying organic growth in line with 3%-4% category growth ~(125)bps headwind from revenue management actions Improving volume/mix trends Continued share improvement Developed markets continue to drive most of margin expansion Key drivers: Strong net productivity Lower overheads Improved revenue mix A&C behind Power Brands to better align SOV with SOM

2016 Outlook Adjusted EPS Double-digit Growth1 Free Cash Flow excluding items ~$1.4B Strong operating gains drive EPS Modest tax headwind Coffee JV headwind in H1 Strong operating cash flow Includes ~$0.8B of restructuring costs Capex of ~5% of revenue Constant currency.

One of few industry players positioned to deliver sustainable top- and bottom-line growth Grow Revenue … at or above category growth rates Expand Margins … by reducing supply chain and overhead costs Top-Tier Shareholder Returns

Brian Gladden EVP and Chief Financial Officer

Confident in margin improvement to 17%-18% in 2018 Adjusted Operating Income Margin 2016-2018 Drivers Supply Chain Productivity + + + – – Overhead Reductions Indirect costs Global shared services Increased A&C + + Revenue Mix + + 17%-18% 15%-16% ~700 bps increase 1 1 1 Results are pro forma. Pro forma excludes Venezuela operations. See Form 8-K dated February 3, 2016. See GAAP to Non-GAAP reconciliations at the end of this presentation. +250 bps

Expanding Adjusted Gross Profit margin by 275-375 bps by 2018 Price to offset commodity and currency-driven inflation World-class net productivity Strengthened revenue mix Based on conservative top-line and category growth Adjusted Gross Profit Margin +275-375 bps increase 42%-43% Results are pro forma. Pro forma excludes Venezuela operations. See Form 8-K dated February 3, 2016. See GAAP to Non-GAAP reconciliations at the end of this presentation. 1 1 1 Key Drivers

3.5%+ Net productivity annually through 2018 Net Productivity as a Percent of Cost of Goods Sold1 2013 2014 2015 2016E- 2018E 3.5%+ 2013 2015 2018E Lines of the Future Installed 0 35 70 Power Brands on Advantaged Assets ~15% ~25% ~70% SKUs ~74k ~30k Suppliers ~100k ~60k Key Drivers 2013-2015 net productivity amounts include Venezuela. ~$700MM

6_81 7 LOF operating in Q4’15 Adding 4 lines in mid-2016 Power Brands focus Key driver to improvement in North America margin in 2015 Much more to come Delivering committed savings at Salinas biscuit plant reduce costs

Reinventing our manufacturing network Opava, Czech Republic Opened September 2015 Largest MDLZ biscuit plant in Europe Sri City, India Opening Q2 2016 Multi-category site Bahrain Opening Q1 2017 Focused biscuits facility

Indirect cost progress ahead of plans Cost Package 2 year performance Targeted Reduction Update 1. Travel ü+ 50%+ Revised policies, accelerate progress 2. Facilities ü 55% Expanded scope, revised policies 3. Contractors & Consultants ü+ 70%+ Hit ‘18 target in ‘15 … reset target 4. Perquisite Vehicles ü 40% On track 5. Company Vehicles ü+ 40% Executing vendor consolidation program 6. Business Events ü++ 60% Hit ‘18 target in ‘15… reset targets 7. Legal Services ü+ 35% Accelerated savings … targeting best-in-class level 8. Financial Services ü 30% On track … targeting best-in-class level 9. Information Systems ü+ 45% Exceeded ’15 targets, revised policies and targets 10. Learning & Development ü++ 35% Exceeding ‘15 targets, revised targets 11. Sales Support ü 10% New package initiated … set targets for ’16 12. Marketing Support ü 10% New package initiated … set targets for ’16 Revised targets +375MM

Shared services migrations on track Finance 40%+ of activities ~50% average cost savings ~150 separate process over 3 years Function % Activities in Scope Human Resources Order Management Sourcing Sales ~50% ~40% ~40% ~30% ~20% % Migrated

6_81 Confident in margin improvement to 17%-18% by 2018 reduce costs Price to recover commodity- and FX-driven inflation Strong net productivity Improve revenue mix 275 to 375 bps Gross Margin Expansion Reduce Overheads Indirect expenses Global shared services Prudently increase A&C and route-to-market investments 50 to 150 bps Reduce SG&A Pro Forma 2015 13.2%1 17%-18% 2018E Pro forma excludes Venezuela operations. See Form 8-K dated February 3, 2016. See GAAP to Non-GAAP reconciliations at the end of this presentation. Adjusted Operating Income Margin

Cash flow

($ billions)	Pro Forma 2015	2016E
Net Cash Provided by Operating Activities, excluding items and Restructuring Program[1]	$4.3	$3.5+
Capital Expenditures *(including Restructuring)*	$(1.5)	~$(1.3)
Restructuring Program	$(0.8)	~$(0.8)
Free Cash Flow excluding items[1]	**$2.0**	**$1.4+**

Working capital $700MM CCC (22) Days

Exceeded ~$1.0B target

1. Results are pro forma. Pro forma adjustments exclude Venezuela operations. See GAAP to Non-GAAP reconciliations at the end of this presentation.

Mondelēz International 41

Reduced CCC by 22 days in 2015 Best in class working capital model Working Capital Capital Expenditures Capital expenditures near term includes ~$600MM of restructuring in 2016 and 2017 Capital expenditures of 4.0-4.5% of revenue in the long-term Restructuring $1.0 of $2.5B restructuring costs spent through 2015 2016 similar to 2015 spend 2017 & 2018 decline as program winds down FY 14 FY15 FY18E $ in billions % of revenue # of days FY 14 FY15 FY18E 10 (12) (20) FY 14 FY15 FY16E FY18E $0.8 $0.2 $0.8 $0.2 Cash flow trends & targets

Disciplined capital allocation based on returns Brand support and route-to-market expansion Strong net productivity Overhead reductions Reinvest to Drive Top-Tier Growth Focus on core categories Predominantly in emerging markets M&A $5.5B share repurchase authorization remaining through 2018 Targeting ~$2B of share repurchases in 2016 Dividend increasing over time; 30% minimum payout ratio Return Capital to Shareholders Preserve balance sheet flexibility Maintain investment grade rating with access to tier 2 CP Debt Reduction

Strengthening advantaged snacks platform Strong 2015 results In 2016, build on momentum to accelerate revenue growth and expand Adjusted OI margin by ~200 bps Delivering top-tier shareholder returns over long term

Appendix

Appendix: Commitment to solid investment grade ratings ($ billions) Total Debt $15.4 Net Debt $13.51 Committed to maintaining investment-grade rating with access to Tier 2 CP market $4.5 billion, multi-year revolving credit facility2 to backstop CP Reduced weighted-average cost of LT debt to 3.5% Long Term* Short Term* Outlook* Moody’sBaa1P2Stable S&P BBB A2Negative “Net debt” is defined as total debt, which includes short-term borrowings, current portion of long-term debt and long-term debt, of $15.4 billion less cash and cash equivalents of $1.9 billion. See GAAP to Non-GAAP reconciliation at the back of this presentation. Expires October 2018. * A rating is not a recommendation to buy, sell or hold securities, and may be subject to revision, suspension or withdrawal at any time by the assigning rating agencies.

Pro Forma reflects recent issuance of CHF and EUR Notes in January 2016 and maturity of USD Note on February 9, 2016. Euro notes converted at 0.9206 EUR/USD; GBP notes converted at 0.6786 GBP/USD; and CHF notes converted at 1.0021 CHF/USD $0.8 $1.7 $4.4 $0.7 Long-Term Debt Maturities Pro Forma Balances as of December 31, 20151 ($ billions) $1.0 $1.3 $1.5 $1.4 $0.2 $1.8 Pro Forma adjustments include January 2016 issuance of CHF250 million notes due 2018 and CHF150 million notes due 2022 January 2016 issuance of EUR700 million notes due 2023 Repayment of $1.75 billion note due February 2016 Appendix: Manageable long-term debt maturity profile

DEFINITIONS OF THE COMPANY’S NON-GAAP FINANCIAL MEASURES The company’s non-GAAP financial measures and corresponding metrics reflect how the company evaluates its operating results currently and provide improved comparability of operating results. As new events or circumstances arise, these definitions could change over time: “Organic Net Revenue” is defined as net revenues excluding the impact of acquisitions, divestitures(1), the historical global coffee business(2), Integration Program costs, accounting calendar changes and currency rate fluctuations. The company also evaluates Organic Net Revenue growth from Emerging Markets and its Power Brands. “Adjusted Net Revenues” is defined as net revenues excluding the impact of divestitures(1), the historical global coffee business(2) and Integration Program costs. The company also evaluates Adjusted Net Revenues from emerging markets and its Power Brands. “Adjusted Gross Profit” is defined as gross profit excluding the 2012-2014 Restructuring Program, the 2014- 2018 Restructuring Program, the Integration Program and other acquisition integration costs, incremental costs associated with the coffee business transactions, the operating results of divestitures(1) and the historical coffee business operating results (2). The company also evaluates growth in the company’s Adjusted Gross Profit on a constant currency basis. “Adjusted Operating Income” and “Adjusted Segment Operating Income” are defined as operating income (or segment operating income) excluding the impacts of Spin-Off Costs, the 2012-2014 Restructuring Program, the 2014-2018 Restructuring Program, the Integration Program and other acquisition integration costs, the Venezuela deconsolidation loss, the remeasurement of net monetary assets in Venezuela, the benefit from the Cadbury acquisition-related indemnification resolution, incremental costs associated with the coffee business transactions, impairment charges related to goodwill and intangible assets, gains or losses from divestitures (1) or acquisitions, gain on the coffee business transactions(2), divestiture-related costs, acquisition-related costs, the operating results of divestitures(1), the historical coffee business operating results(2) and equity method investment earnings historically reported within operating income(3). The company also evaluates growth in the company’s Adjusted Operating Income and Adjusted Segment Operating Income on a constant currency basis. “Adjusted EPS” is defined as diluted EPS attributable to Mondelēz International from continuing operations excluding the impacts of Spin-Off Costs, the 2012-2014 Restructuring Program, the 2014-2018 Restructuring Program, the Integration Program and other acquisition integration costs, the Venezuela deconsolidation loss, the remeasurement of net monetary assets in Venezuela, the net benefit from the Cadbury acquisition-related indemnification resolution, losses on debt extinguishment and related expenses, the residual tax benefit impact from the resolution of the Starbucks arbitration, hedging gains or losses and incremental costs associated with the coffee business transactions, impairment charges related to goodwill and intangible assets, gains or losses on interest rate swaps no longer designated as accounting cash flow hedges due to changed financing and hedging plans, gains or losses from divestitures(1) or acquisitions, gain on the coffee business transactions(2), divestiture-related costs, acquisition-related costs and net earnings from divestitures(1), and including an interest expense adjustment related to the Spin-Off transaction. In addition, the company has adjusted its equity method investment earnings for its proportionate share of unusual or infrequent items, such as acquisition and divestiture-related costs and restructuring program costs, recorded by the company’s JDE equity method investee. The company also evaluates growth in the company’s Adjusted EPS on a constant currency basis. “Free Cash Flow excluding items” is defined as Free Cash Flow (net cash provided by operating activities less capital expenditures) excluding taxes paid on the Starbucks arbitration award and cash payments associated with accrued interest and other related fees due to the company’s completion of a $2.5 billion cash tender offer on March 20, 2015 and a $1.6 billion cash tender offer on February 6, 2014. Divestitures include businesses under sale agreements for which the company has cleared significant sale-related conditions such that the pending sale is probable as of the end of the reporting period and exits of major product lines under a sale or licensing agreement. In connection with the global coffee business transactions that closed on July 2, 2015, because the company exchanged its coffee interests for similarly-sized coffee interests in JDE (which, following the July 2, 2015 closing, is 43.5% of the company’s historical and DEMB’s combined global coffee businesses), the company has deconsolidated and not included its historical global coffee business results within divestitures in its non-GAAP financial measures. The company continues to have an ongoing interest in the coffee business. Beginning in the third quarter of 2015, the company has included the after-tax earnings of JDE and of its historical coffee business results within continuing results of operations. For Adjusted EPS, the company has included these earnings in equity method investment earnings and has deconsolidated its historical coffee business results from Organic Net Revenue and Adjusted Operating Income to facilitate comparisons of past and future operating results. Historically, the company has recorded income from equity method investments within its operating income as these investments operated as extensions of the company’s base business. Beginning in the third quarter of 2015, the company began to record the earnings from its equity method investments in after-tax equity method investment earnings outside of operating income following the deconsolidation of its coffee business. In periods prior to July 2, 2015, the company has reclassified the equity method earnings from Adjusted Operating Income to after-tax equity method investment earnings within Adjusted EPS to be consistent with the deconsolidation of its coffee business results on July 2 and in order to evaluate its operating results on a consistent basis. Pro Forma Adjustments The company has also made pro forma adjustments to its historical reported non-GAAP financial information to reclassify the results of its historical operating results for its Venezuelan subsidiaries. The company removed the historical operating results for its Venezuelan subsidiaries from its historical Organic Net Revenue, Adjusted Net Revenues, Adjusted Gross Profit, Adjusted Operating Income and Adjusted EPS to facilitate comparisons of past and future operating results and net earnings.

GAAP to Non-GAAP Reconciliation Biscuits Chocolate Gum & Candy Total Snacks Beverage Cheese & Grocery Mondelēz International For the Year Ended December 31, 2015 Reported (GAAP) 11,393 $ 8,074 $ 4,258 $ 23,725 $ 3,260 $ 2,651 $ 29,636 $ Historical coffee business - - - - (1,627) - (1,627) Adjusted (Non-GAAP) 11,393 $ 8,074 $ 4,258 $ 23,725 $ 1,633 $ 2,651 $ 28,009 $ Reclassification of historical Venezuela operating results (763) - (66) (829) (48) (340) (1,217) Pro Forma Adjusted (Non-GAAP) 10,630 $ 8,074 $ 4,192 $ 22,896 $ 1,585 $ 2,311 $ 26,792 $ % of Net Revenues Reported (GAAP) 38% 27% 14% 80% 11% 9% Adjusted (Non-GAAP) 41% 29% 15% 85% 6% 9% Pro Forma Adjusted (Non-GAAP) 40% 30% 16% 85% 6% 9% Net Revenues to Pro Forma Adjusted Net Revenues (in millions of U.S. Dollars, except percentages) (Unaudited)

GAAP to Non-GAAP Reconciliation Power Brands Non-Power Brands Mondelēz International Emerging Markets Developed Markets Mondelēz International For the Year Ended December 31,  2015 Reported (GAAP) 20,194 $ 9,442 $ 29,636 $ 11,585 $ 18,051 $ 29,636 $ Historical coffee business (1,179) (448) (1,627) (442) (1,185) (1,627) Adjusted (Non-GAAP) 19,015 $ 8,994 $ 28,009 $ 11,143 $ 16,866 $ 28,009 $ Reclassification of historical Venezuela operating results (823) (394) (1,217) (1,217) - (1,217) Pro Forma Adjusted (Non-GAAP) 18,192 $ 8,600 $ 26,792 $ 9,926 $ 16,866 $ 26,792 $ % of Net Revenues Reported (GAAP) 68% 32% 39% 61 % Adjusted (Non-GAAP) 68% 32% 40% 60 % Pro Forma Adjusted (Non-GAAP) 68% 32% 37% 63 % Net Revenues to Pro Forma Adjusted Net Revenues (in millions of U.S. dollars) (Unaudited)

GAAP to Non-GAAP Reconciliation Latin America Asia Pacific EEMEA Europe North America Mondelēz International For the Year Ended December 31, 2015 Reported (GAAP) 4,988 $ 4,360 $ 2,786 $ 10,528 $ 6,974 $ 29,636 $ Historical coffee business - (33) (246) (1,348) - (1,627) Adjusted (Non-GAAP) 4,988 $ 4,327 $ 2,540 $ 9,180 $ 6,974 $ 28,009 $ Reclassification of historical Venezuela operating results (1,217) - - - - (1,217) Pro Forma Adjusted (Non-GAAP) 3,771 $ 4,327 $ 2,540 $ 9,180 $ 6,974 $ 26,792 $ % of Net Revenues Reported (GAAP) 16.8% 14.7% 9.4% 35.5% 23.5 % Adjusted (Non-GAAP) 17.8% 15.4% 9.1% 32.8% 24.9 % Pro Forma Adjusted (Non-GAAP) 14.1% 16.2% 9.5% 34.3% 26.0 % Net Revenues to Pro Forma Adjusted Net Revenues (in millions of U.S. dollars) (Unaudited)

GAAP to Non-GAAP Reconciliation Net Revenues Gross Profit Gross Profit Margin Operating Income Operating Income margin Reported (GAAP) 29,636 $ 11,512 $ 38.8% 8,897 $ 30.0% 2012-2014 Restructuring Program costs - (1) (4) 2014-2018 Restructuring Program costs - 42 1,002 Acquisition integration costs - 1 9 Remeasurement of net monetary assets in Venezuela - - 11 Venezuela deconsolidation loss - - 778 Intangible asset impairment charges - - 71 Costs associated with the coffee business transactions - 4 278 Historical coffee business (1,627) (673) (342) Gain on the coffee business transactions - - (6,809) Operating income from divestiture - - (5) Gain on divestiture - - (13) Acquisition-related costs - - 8 Reclassification of equity method investment earnings - - (51) Adjusted (Non-GAAP) 28,009 $ 10,885 $ 38.9% 3,830 $ 13.7% Reclassification of historical Venezuela operating results (1,217) (354) (281) Pro Forma Adjusted (Non-GAAP) 26,792 $ 10,531 $ 39.3% 3,549 $ 13.2% Operating Income To Pro Forma Adjusted Operating Income (in millions of U.S. dollars) (Unaudited) For the Year Ended December 31, 2015

GAAP to Non-GAAP Reconciliation Net Revenues Gross Profit Gross Profit Margin Operating Income Operating Income margin Reported (GAAP) 34,244 $ 12,597 $ 36.8% 3,242 $ 9.5% Spin-Off Costs - (2) 35 2012-2014 Restructuring Program costs - 11 459 2014-2018 Restructuring Program costs - 3 381 Integration Program and other acquisition integration costs - - (4) Remeasurement of net monetary assets in Venezuela - - 167 Intangible asset impairment charges - - 57 Costs associated with the coffee business transactions - - 77 Historical coffee business (3,776) (1,455) (646) Operating income from divestiture - - (8) Acquisition-related costs - - 2 Reclassification of equity method investment earnings - - (104) Adjusted (Non-GAAP) 30,468 $ 11,154 $ 36.6% 3,658 $ 12.0% Reclassification of historical Venezuela operating results (760) (260) (175) Pro Forma Adjusted (Non-GAAP) 29,708 $ 10,894 $ 36.7% 3,483 $ 11.7% Operating Income To Pro Forma Adjusted Operating Income (in millions of U.S. dollars) (Unaudited) For the Year Ended December 31, 2014

GAAP to Non-GAAP Reconciliation Net Revenues Gross Profit Gross Profit Margin Operating Income Operating Income margin Reported (GAAP) 35,299 $ 13,110 $ 37.1% 3,971 $ 11.2% Spin-Off Costs - - 62 2012-2014 Restructuring Program costs - 10 330 Integration Program and other acquisition integration costs - 58 220 Net Benefit from Indemnification Resolution - - (336) Remeasurement of net monetary assets in Venezuela - - 54 Historical coffee business (3,904) (1,547) (700) Operating income from divestitures (70) (18) (12) Gain on acquisition and divestitures - - (30) Acquisition-related costs - - 2 Reclassification of equity method investment earnings - - (101) Adjusted (Non-GAAP) 31,325 $ 11,613 $ 37.1% 3,460 $ 11.0% Reclassification of historical Venezuela operating results (795) (304) (192) Pro Forma Adjusted (Non-GAAP) 30,530 $ 11,309 $ 37.0% 3,268 $ 10.7% Operating Income To Pro Forma Adjusted Operating Income (in millions of U.S. dollars) (Unaudited) For the Year Ended December 31, 2013

GAAP to Non-GAAP Reconciliation 2015 2014 $ Change % Change Diluted EPS attributable to Mondelēz International 4.44 $ 1.28 $ 3.16 $ 246.9% Spin-Off Costs - 0.01 (0.01) 2012-2014 Restructuring Program costs - 0.21 (0.21) 2014-2018 Restructuring Program costs 0.45 0.16 0.29 Remeasurement of net monetary assets in Venezuela 0.01 0.09 (0.08) Venezuela deconsolidation loss 0.48 - 0.48 Intangible asset impairments charges 0.03 0.02 0.01 Income / (costs) associated with the coffee business transactions (0.01) (0.19) 0.18 Gain on the coffee business transactions (4.05) - (4.05) Loss related to interest rate swaps 0.01 - 0.01 Net earnings from divestiture 0.02 (0.01) 0.03 Loss on divestiture 0.01 - 0.01 Equity method investee acquisition-related and other adjustments 0.07 - 0.07 Loss on debt extinguishment and related expenses 0.29 0.18 0.11 Adjusted EPS 1.75 $ 1.75 $ - $ 0.0% Reclassification of historical Venezuela operating results (0.10) (0.05) (0.05) Pro Forma Adjusted EPS 1.65 $ 1.70 $ (0.05) $ (2.9)% Impact of unfavorable currency 0.28 - 0.28 Pro Forma Adjusted EPS (constant currency) 1.93 $ 1.70 $ 0.23 $ 13.5% Diluted EPS to Pro Forma Adjusted EPS (Unaudited) For the Year Ended December 31,

GAAP to Non-GAAP Reconciliation Q1 Q2 Q3 Q4 FY 2015 Reported (GAAP) 7,762 $ 7,661 $ 6,849 $ 7,364 $ 29,636 $ Historical coffee business (752) (875) - - (1,627) Acquisitions (5) (10) (84) (66) (165) Accounting calendar change (39) - (19) (20) (78) Currency 1,033 933 1,015 852 3,833 Organic (Non-GAAP) 7,999 $ 7,709 $ 7,761 $ 8,130 $ 31,599 $ Reclassification of historical Venezuela operating results (218) (301) (315) (383) (1,217) Reclassification of historical Venezuela operating results - currency impact (187) (36) (29) (17) (268) Pro Forma Organic (Non-GAAP) 7,594 $ 7,372 $ 7,417 $ 7,730 $ 30,114 $ 2014 Reported (GAAP) 8,641 $ 8,436 $ 8,337 $ 8,830 $ 34,244 $ Historical coffee business (886) (972) (855) (1,063) (3,776) Organic (Non-GAAP) 7,755 $ 7,464 $ 7,482 $ 7,767 $ 30,468 $ Reclassification of historical Venezuela operating results (237) (155) (192) (176) (760) Pro Forma Organic (Non-GAAP) 7,518 $ 7,309 $ 7,290 $ 7,591 $ 29,708 $ % Change Reported (GAAP) (10.2)% (9.2)% (17.8)% (16.6)% (13.5)% Organic (Non-GAAP) 3.1% 3.3% 3.7% 4.7% 3.7 % Pro Forma Organic (Non-GAAP) 1.0% 0.9% 1.7% 1.8% 1.4 % Net Revenues to Pro Forma Organic Net Revenues (in millions of U.S. dollars) (Unaudited) Mondelēz International

GAAP to Non-GAAP Reconciliation Emerging Markets Developed Markets Mondelēz International For the Twelve Months Ended December 31, 2015 Reported (GAAP) 11,585 $ 18,051 $ 29,636 $ Historical coffee business (442) (1,185) (1,627) Acquisitions (128) (37) (165) Accounting calendar change - (78) (78) Currency 2,094 1,739 3,833 Organic (Non-GAAP) 13,109 $ 18,490 $ 31,599 $ Reclassification of historical Venezuela operating results (1,217) - (1,217) Reclassification of historical Venezuela operating results - currency impact (268) - (268) Pro Forma Organic (Non-GAAP) 11,624 $ 18,490 $ 30,114 $ For the Twelve Months Ended December 31, 2014 Reported (GAAP) 12,961 $ 21,283 $ 34,244 $ Historical coffee business (1,106) (2,670) (3,776) Organic (Non-GAAP) 11,855 $ 18,613 $ 30,468 $ Reclassification of historical Venezuela operating results (760) - (760) Pro Forma Organic (Non-GAAP) 11,095 $ 18,613 $ 29,708 $ % Change Reported (GAAP) (10.6)% (15.2)% (13.5)% Organic (Non-GAAP) 10.6% (0.7)% 3.7 % Pro Forma Organic (Non-GAAP) 4.8% (0.7)% 1.4 % Net Revenues to Pro Forma Organic Net Revenues (in millions of U.S. dollars) (Unaudited)

GAAP to Non-GAAP Reconciliation Emerging Markets Developed Markets Mondelēz International For the Twelve Months Ended December 31,  2014 Reported (GAAP) 12,961 $ 21,283 $ 34,244 $ Historical coffee business (1,106) (2,670) (3,776) Acquisitions (14) - (14) Currency 1,509 117 1,626 Organic (Non-GAAP) 13,350 $ 18,730 $ 32,080 $ Reclassification of historical Venezuela operating results (760) - (760) Reclassification of historical Venezuela operating results - currency impact (431) - (431) Pro Forma Organic (Non-GAAP) 12,159 $ 18,730 $ 30,889 $ For the Twelve Months Ended December 31,  2013 Reported (GAAP) 13,728 $ 21,571 $ 35,299 $ Historical coffee business (1,265) (2,639) (3,904) Divestitures (20) (50) (70) Accounting calendar change - (30) (30) Organic (Non-GAAP) 12,443 $ 18,852 $ 31,295 $ Reclassification of historical Venezuela operating results (795) - (795) Pro Forma Organic (Non-GAAP) 11,648 $ 18,852 $ 30,500 $ % Change Reported (GAAP) (5.6)% (1.3)% (3.0)% Organic (Non-GAAP) 7.3% (0.6)% 2.5 % Pro Forma Organic (Non-GAAP) 4.4% (0.6)% 1.3% 2013 - 2015 Average Growth Reported (GAAP) (8.1)% (8.3)% (8.2)% Organic (Non-GAAP) 9.0% (0.7)% 3.1 % Pro Forma Organic (Non-GAAP) 4.6% (0.7)% 1.3 % Net Revenues to Pro Forma Organic Net Revenues (in millions of U.S. dollars) (Unaudited)

GAAP to Non-GAAP Reconciliation Power Brands Non-Power Brands Mondelēz International For the Twelve Months Ended December 31,  2015 Reported (GAAP) 20,194 $ 9,442 $ 29,636 $ Historical coffee business (1,179) (448) (1,627) Acquisitions - (165) (165) Accounting calendar change (60) (18) (78) Currency 2,577 1,256 3,833 Organic (Non-GAAP) 21,532 $ 10,067 $ 31,599 $ Reclassification of historical Venezuela operating results (823) (394) (1,217) Reclassification of historical Venezuela operating results - currency impact (187) (81) (268) Pro Forma Organic (Non-GAAP) 20,522 $ 9,592 $ 30,114 $ For the Twelve Months Ended December 31,  2014 Reported (GAAP) 23,163 $ 11,081 $ 34,244 $ Historical coffee business (2,726) (1,050) (3,776) Accounting calendar change - - - Organic (Non-GAAP) 20,437 $ 10,031 $ 30,468 $ Reclassification of historical Venezuela operating results (512) (248) (760) Pro Forma Organic (Non-GAAP) 19,925 $ 9,783 $ 29,708 $ % Change Reported (GAAP) (12.8)% (14.8)% (13.5)% Organic (Non-GAAP) 5.4% 0.4% 3.7 % Organic (Non-GAAP) 3.0% (1.9)% 1.4 % Net Revenues to Pro Forma Organic Net Revenues (in millions of U.S. dollars) (Unaudited)

GAAP to Non-GAAP Reconciliation

Segment Data

Reported to Adjusted to Pro Forma

(in millions of U.S. Dollars, except percentages) (Unaudited)

	For the Year Ended December 31, 2015						
	Latin America	Asia Pacific	EEMEA	Total	Europe	North America	Total
Net Revenues							
Reported (GAAP)	$ 4,988	$ 4,360	$ 2,786	$ 12,134	$ 10,528	$ 6,974	$ 17,502
Historical coffee business	-	(33)	(246)	(279)	(1,348)	-	(1,348)
Adjusted (Non-GAAP)	$ 4,988	$ 4,327	$ 2,540	$ 11,855	$ 9,180	$ 6,974	$ 16,154
Reclassification of historical Venezuela operating results	(1,217)	-	-	(1,217)	-	-	-
Pro Forma Adjusted (Non-GAAP)	$ 3,771	$ 4,327	$ 2,540	$ 10,638	$ 9,180	$ 6,974	$ 16,154
Operating Income							
Reported (GAAP)	$ 485	$ 268	$ 194	$ 947	$ 1,277	$ 1,105	$ 2,382
2012-2014 Restructuring Program costs	-	(2)	-	(2)	(1)	(2)	(3)
2014-2018 Restructuring Program costs	184	152	75	411	301	183	484
Acquisition integration costs	-	9	1	10	-	-	-
Remeasurement of net monetary assets in Venezuela	11	-	-	11	-	-	-
Intangible asset impairment charges	5	44	-	49	22	-	22
Costs associated with the coffee business transactions	1	5	19	25	200	-	200
Historical coffee business	-	(13)	(41)	(54)	(248)	-	(248)
Operating income from divestitures	-	(5)	-	(5)	-	-	-
Reclassification of equity method investment earnings	-	(43)	(3)	(46)	-	(4)	(4)
Adjusted (Non-GAAP)	$ 686	$ 415	$ 245	$ 1,346	$ 1,551	$ 1,282	$ 2,833
Reclassification of historical Venezuela operating results	(281)	-	-	(281)	-	-	-
Pro Forma Adjusted (Non-GAAP)	$ 405	$ 415	$ 245	$ 1,065	$ 1,551	$ 1,282	$ 2,833
Operating Income Margin							
Reported %	9.7 %	6.1 %	7.0 %	7.8 %	12.1 %	15.8 %	13.6 %
Reported pp change - 2015 vs. 2013	0.9 pp	(4.2)pp	(2.7)pp	(2.5)pp	- pp	3.1 pp	1.3 pp
Adjusted %	13.8 %	9.6 %	9.6 %	11.4 %	16.9 %	18.4 %	17.5 %
Adjusted pp change - 2015 vs. 2013	1.2 pp	1.3 pp	1.0 pp	1.3 pp	3.6 pp	3.6 pp	3.6 pp
Pro Forma Adjusted %	10.7 %	9.6 %	9.6 %	10.0 %	16.9 %	18.4 %	17.5 %
Pro Forma Adjusted pp change - 2015 vs. 2013	0.1 pp	1.3 pp	0.9 pp	0.8 pp	3.6 pp	3.5 pp	3.6 pp

Mondelēz International

61

GAAP to Non-GAAP Reconciliation

Segment Data

Reported to Adjusted to Pro Forma

(in millions of U.S. Dollars, except percentages) (Unaudited)

	For the Year Ended December 31, 2013						
	Latin America	Asia Pacific	EEMEA	Total	Europe	North America	Total
Net Revenue							
Reported (GAAP)	$ 5,382	$ 4,952	$ 3,915	$ 14,249	$ 14,059	$ 6,991	$ 21,050
Divestitures	-	-	(20)	(20)	(11)	(39)	(50)
Historical coffee business	(5)	(93)	(730)	(828)	(3,076)	-	(3,076)
Adjusted (Non-GAAP)	$ 5,377	$ 4,859	$ 3,165	$ 13,401	$ 10,972	$ 6,952	$ 17,924
Reclassification of historical Venezuela operating results	(795)	-	-	(795)	-	-	-
Pro Forma Adjusted (Non-GAAP)	$ 4,582	$ 4,859	$ 3,165	$ 12,606	$ 10,972	$ 6,952	$ 17,924
Operating Income							
Reported (GAAP)	$ 570	$ 512	$ 379	$ 1,461	$ 1,699	$ 889	$ 2,588
2012-2014 Restructuring Program costs	21	2	14	37	131	160	291
Integration Program and other acquisition integration costs	33	41	56	130	88	1	89
Remeasurement of net monetary assets in Venezuela	54	-	-	54	-	-	-
Historical coffee business	(1)	(51)	(174)	(226)	(454)	-	(454)
Operating income from divestitures	-	(6)	7	1	(2)	(11)	(13)
Reclassification of equity method investment earnings	-	(93)	(7)	(100)	-	(1)	(1)
Adjusted (Non-GAAP)	$ 677	$ 405	$ 275	$ 1,357	$ 1,462	$ 1,038	$ 2,500
Reclassification of historical Venezuela operating results	(192)	-	-	(192)	-	-	-
Pro Forma Adjusted (Non-GAAP)	$ 485	$ 405	$ 275	$ 1,165	$ 1,462	$ 1,038	$ 2,500
Operating Income Margin							
Reported %	10.6 %	10.3 %	9.7 %	10.3 %	12.1 %	12.7 %	12.3 %
Adjusted %	12.6 %	8.3 %	8.6 %	10.1 %	13.3 %	14.8 %	13.9 %
Pro Forma Adjusted %	10.6 %	8.3 %	8.7 %	9.2 %	13.3 %	14.9 %	13.9 %

Mondelēz International

62

GAAP to Non-GAAP Reconciliation Reported Exclude Venezuela Pro Forma Net Cash Provided by Operating Activities (GAAP) 3,728 $ (344) $ 3,384 $ Items Cash payments for accrued interest and other related fees associated with debt tendered as of March 20, 2015  (1) 58 - 58 Restructuring Programs Cash payments for the 2012-2014 Restructuring Programs related to expenses 47 - 47 Cash payments for the 2014-2018 Restructuring Programs related to expenses 798 (6) 792 Net Cash Provided by Operating Activities excluding items and Restructuring Programs (Non-GAAP) 4,631 $ (350) $ 4,281 $ (1) On March 20, 2015, the company completed a $2.5 billion cash tender offer for some of its outstanding high coupon long-term debt. The amount above reflects the cash payments associated with accrued interest and other related fees. Net Cash Provided by Operating Activities (in millions of U.S. dollars) (Unaudited) For the Year Ended December 31, 2015

GAAP to Non-GAAP Reconciliation Reported Exclude Venezuela Pro Forma Net Cash Provided by Operating Activities (GAAP) 3,728 $ (344) $ 3,384 $ Capital Expenditures (1,514) 22 (1,492) Free Cash Flow (Non-GAAP) 2,214 $ (322) $ 1,892 $ Items Cash payments for accrued interest and other related fees associated with debt tendered as of March 20, 2015  (1) 58 - 58 Free Cash Flow excluding items (Non-GAAP) 2,272 $ (322) $ 1,950 $ (1) Net Cash Provided by Operating Activities to Free Cash Flow excluding items (in millions of U.S. dollars) (Unaudited) For the Year Ended December 31, 2015 On March 20, 2015, the company completed a $2.5 billion cash tender offer for some of its outstanding high coupon long-term debt. The amount above reflects the cash payments associated with accrued interest and other related fees.